Exhibit 99.2

1400 Toastmaster Drive, Elgin, Illinois 60120 (847) 741-3300 www.middleby.com

Middleby Announces Intent to Separate Food Processing Business into a Standalone Public Company,

Creating Independent Innovative Leaders in the Kitchen Equipment and Food Processing Industries

Food Processing to be a Fast-Growing and Nimble Standalone Business with Best-in-Class Technologies for Industrial Protein, Bakery, and Snack Processors

Middleby RemainCo Well-Positioned to Drive Sustainable Growth and Margin Expansion Through

Innovation Leadership and Differentiated Go-To-Market Capabilities in Commercial Foodservice and

Residential Kitchens

Separation of Food Processing Expected to be Achieved Through Tax-Free Spin-Off

and be Completed Early 2026

Company Separately Announces Q4 and Full-Year 2024 Financial Results and Appointment of

Independent Directors to its Board

ELGIN, Ill., February 25, 2025 – The Middleby Corporation (NASDAQ: MIDD), a leading worldwide manufacturer of equipment for commercial foodservice, residential kitchens and food processing industries, today announced that as an update on its previously announced strategic review its Board of Directors has unanimously approved a plan to separate its food processing business into a standalone public company. This separation creates two independent and innovative leaders: The Middleby Corporation (Middleby RemainCo) and Middleby Food Processing. Middleby intends to execute the separation through a tax-free spin-off, which is expected to be completed by early 2026.

“Today’s announcement is the result of a comprehensive review of our business portfolio over the past several quarters and is an important milestone in our work to unlock Middleby’s full value potential,” said Tim FitzGerald, Middleby CEO. “Our team has successfully built a premier food processing business with necessary scale to take this next strategic step, enabling us to best position each of these highly successful businesses.”

“As an independent company, Middleby Food Processing will become an even more focused and scaled entity, with best-in-class solutions serving attractive markets supported by favorable industry trends.” Mr. FitzGerald continued, “Significant potential for growth exists organically and through continued strategic M&A, with a robust pipeline of existing opportunities. We believe this separation will deliver benefits for our customers and team members, all while creating significant long-term value for our shareholders.”

“With a sharpened focus, we expect Middleby RemainCo to extend our market leadership in commercial foodservice and residential kitchens and fully capitalize on our synergistic portfolio of product innovations and premium brands as we further expand our top-tier margins and continue to grow our cash generation,” said Mr. FitzGerald.

The separation of Food Processing is expected to create value for all Middleby shareholders and stakeholders through the following benefits:

•	Enables heightened strategic focus at each standalone entity

•	Creates market-leading businesses, recognized as technology-driven product innovators in their respective industries

•	Enables Food Processing to be valued in-line with key food processing peers

•	Allows for each standalone entity to implement an optimized capital structure and capital allocation policy, best supporting growth opportunities for their respective businesses

•	Creates financial flexibility to pursue optimal growth strategies throughout investment cycles

•	Enhances financial and strategic impact of M&A for each business

•	Focused boards of directors and management teams with deep domain expertise

Middleby Food Processing: Creating a Scalable Best-in-Class Business Focused Exclusively on Industrial Food Markets

Middleby Food Processing will enter the market with category-leading brands and a synergistic portfolio of best-in-class end-to-end solutions for industrial protein, bakery, and snack processors. As a standalone company, Middleby Food Processing is expected to build upon its strong track record of long-term sales growth and industry-leading margins to drive returns at or above peer levels, unlocking its full value potential.

Operating in highly attractive markets, and leveraging existing relationships with leading industrial customers, Middleby Food Processing will continue its focus on full-line solutions, further expansion into adjacent markets and launch of new product innovations to continue to bolster a best-in-class growth trajectory. Alongside its actionable organic initiatives, Middleby Food Processing’s strong M&A pipeline supports a significant growth opportunity and ability to quickly scale.

Capitalizing on ongoing growth trends, in 2024, the food processing business achieved $731 million in revenue, $1871 million in Adjusted EBITDA, and an Adjusted EBITDA Margin above 25%1.

Middleby RemainCo: A Focused, Innovation-Driven Leader in Commercial Foodservice and Residential Kitchen Technologies

Following the completion of the separation, Middleby RemainCo will exclusively specialize in kitchen equipment markets across commercial and residential customers, with a focus on driving organic growth of its portfolio of industry-leading premium brands. Supported by a strong financial foundation, Middleby RemainCo expects to accelerate top-line revenues, realizing the benefits of recent and continuing investments in next generation product innovations and differentiated go-to-market capabilities. Further leveraging our scale and through realizing synergies across our businesses, Middleby RemainCo will continue delivering top-tier margins, returns and cash generation.

Middleby RemainCo will continue to build upon its market leadership in commercial foodservice, and is best positioned amongst its peers to lead future trends in automation, digital technologies and IoT, while further extending into large attractive markets such as ice and beverage. Middleby RemainCo’s residential business, through recent commercial and operational investments, is well positioned to capture the benefits from the resurgence in the residential kitchen market.

Driven by Middleby RemainCo’s unique ability to drive efficiencies and industry innovation, the kitchen equipment businesses produced strong 2024 financial results with $2,419 million in revenue, $6641 million in Adjusted EBITDA and an Adjusted EBITDA Margin over 27%1 in Middleby RemainCo’s commercial foodservice business, and $725 million in revenue, $741 million in Adjusted EBITDA and an Adjusted EBITDA Margin of 10%1 in Middleby RemainCo’s residential kitchen business.

Transaction Details

The separation transaction is expected to be effected through a spin-off of Middleby’s food processing business, under which the stock of Food Processing, as a new independent publicly-traded company, will be distributed to Middleby’s shareholders. Middleby is targeting a completion of the separation by early 2026, subject to certain customary conditions, including, among others, final approval by Middleby’s Board of Directors and the effectiveness of appropriate filings with the Securities and Exchange Commission. The spin-off of Food Processing is expected to be tax-free for U.S. federal income tax purposes. There can be no assurance that any separation transaction will ultimately occur or, if one does occur, of its terms or timing.

Conference Call and Webcast

Middleby separately reported today its 2024 fourth quarter financial results. The Company has posted an investor presentation regarding its earnings results, as well as a separate presentation providing additional detail on the separation to its website and has scheduled an investor call at 8:00 a.m. Eastern Time / 7:00 a.m. Central Time to discuss its results and today’s announcement.

The conference call will be accessible through the investor relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing 1-844-481-3012, or 1-412-317-1878 for international access, and ask to join the Middleby conference call. The conference call will be available for replay from the company’s website.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Middleby and Skadden, Arps, Slate, Meagher & Flom LLP is serving as its legal advisor.

About The Middleby Corporation

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice, food processing, and residential kitchens. Middleby showcases its advanced solutions in the Middleby Innovation Kitchens for commercial foodservice, industrial baking and protein Innovation Centers for food processing solutions and state-of-the-art, award-winning Middleby Residential showrooms. For more information about Middleby, please visit www.middleby.com.

Forward-Looking Statements

This press release contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. The following are some of the important factors that could cause The Middleby Corporation’s (the “Company”) actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements: changing market conditions; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for the Company’s products and the Company’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the impact of announced management and organizational changes; the state of the residential construction, housing and home improvement markets; the state of the credit markets, including mortgages, home equity loans and consumer credit; intense competition in the Company’s business segments including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the possibility that the proposed spin-off of the Company’s Food Processing business (“FP” or “FP business”) will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the spin-off may not be satisfied; the potential disruption to our business in connection with the proposed spin-off; the potential that the FP business and the Company do not realize all of the expected benefits of the spin-off; that the spin-off may be more difficult, time consuming or costly than expected; the failure of the spin-off to qualify for the expected tax treatment; the duration and outcome of the Company’s ongoing strategic review (“Strategic Review”) with respect to its Residential Kitchen business; potential adverse effects of the Strategic Review or announcement of the proposed FP spin-off or, in each case, results thereof, including on the market price of the Company’s common stock, the ability of the Company to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of the Company’s management’s attention from its ongoing business operations due to the Strategic Review and the proposed FP spin-off; and other risks detailed in the Company’s SEC filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Source: The Middleby Corporation

(1) excluding any corporate or stand-alone company costs

Contacts

Investor relations inquiries:

John Joyner

VP of Investor Relations

jjoyner@middleby.com

Media inquiries:

Darcy Bretz

VP of Corporate Communications

dbretz@middleby.com

OR

Sharon Stern / Kaitlin Kikalo / Thomas Crosson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

MIDD-Media@joelefrank.com